UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

ENERGTEK INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51249	42-1708652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 East 44th Street Suite 1900 New York, NY 10017
(Address of principal executive offices)

(516) 887-8200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

          On December 15, 2008, Energtek Inc. issued a press release announcing that it is filing a Form 15 with the Securities and Exchange Commission to terminate the registration of its common stock.  The Press Release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

          (d) Exhibits.

              99.1 Press Release, dated December 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 15, 2008

ENERGTEK INC.

By:	/s/ Lev Zaidenberg
Name: Lev Zaidenberg
Title: President and Chief Executive Officer